SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 8, 2007

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955
Plano, TX 75074
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Employment Agreement

On May 8, 2007, TGC Industries, Inc.  (“TGC” or the “Company”) entered into an amendment to the employment contract (“Amendment Number Two”) with its President and Chief Executive Officer, Wayne A. Whitener.  Amendment Number Two extends the term of the Employment Contract from July 31, 2009 to July 31, 2010.   Amendment Number Two provides for a base salary of $225,000 through July 31, 2008, and $250,000 for the remainder of the term ending on July 31, 2010.  Amendment Number Two also increases the cap of the performance bonus of Mr. Whitener from $175,000 to the amount of the base salary in effect for that year.   A copy of Amendment Number Two is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                       Amendment Number Two to Employment Contract between TGC Industries, Inc. and Wayne A. Whitener, dated May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date:	May 9, 2007	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Two to Employment Contract by and among TGC Industries, Inc. and Wayne A. Whitener, dated May 8, 2007.